UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2014

Autobytel Inc.
 (Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 225-4500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    At the Autobytel Inc. 2014 Annual Meeting of Stockholders held June 19, 2014 (“Annual Meeting”), the stockholders of Autobytel Inc., a Delaware corporation (“Company” or “Autobytel”), approved the Autobytel Inc. 2014 Equity Incentive Plan (“Plan”).  The total number of shares of the Company’s Common Stock that may be issued under the Plan, subject to certain adjustment provisions, is 1,500,000 shares.  The Company may grant options, SARs, restricted stock awards, restricted stock unit awards and performance awards under the Plan.  Options granted to Company employees or employees of any Company subsidiary may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, or nonstatutory stock options.  Awards may be granted under the Plan to any employee or officer of Autobytel or its subsidiaries, consultant or advisor (subject to meeting conditions specified in the Plan) who is a natural person and provides services to the Company or a subsidiary, and non-employee member of the Board of Directors.  The Board of Directors adopted the Plan on April 14, 2014, conditioned upon approval by the Company’s stockholders at the Annual Meeting.

    The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the summary contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 28, 2014 in connection with the Annual Meeting and by the full text of the Plan which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

    The Company’s Annual Meeting was held on June 19, 2014.  Set forth below are brief descriptions of each of the four proposals voted upon by stockholders at the Annual Meeting and the final voting results for each such proposal.

Proposal 1.  Election of two Class I Directors of the Company to hold office until the 2017 Annual Meeting of Stockholders and until the election and qualification of such directors’ successors.

Director Nominees	For	Authority Withheld	Broker Non-Votes
Jeffrey H. Coats	5,038,967	70,725	2,566,916
Jeffrey M. Stibel	4,679,438	430,254	2,566,916

Proposal 2.   Approval of the Autobytel Inc. 2014 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
4,037,219	1,029,000	43,473	2,566,916

Proposal 3.  Approval of an extension of, and amendments to, the Autobytel Inc. Tax Benefit Preservation Plan.

For	Against	Abstain	Broker Non-Votes
4,880,717	188,505	40,470	2,566,916

Proposal 4.  Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for 2014.

For	Against	Abstain	Broker Non-Votes
7,586,428	8,395	81,785	0

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

10.1	Autobytel Inc. 2014 Equity Incentive Plan

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2014	Autobytel Inc.
	By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Autobytel Inc. 2014 Equity Incentive Plan